Exhibit 23.2


CONSENT OF INDEPENDENT AUDITORS


          CONSENT OF BIGELOW & COMPANY, CPA, P.C., INDEPENDENT AUDITORS


         We consent to the use of our reports dated July 19, 1996, with respect to the financial statements for the years ended December 31, 1994 and 1995 of Turf Specialty, Inc., included in the Registration Statement on Form S-8 pertaining to the stock option plans of Eco Soil Systems, Inc.


                                           BIGELOW & COMPANY
                                           Certified Public Accoutants, P.C.
                                           By:

                                           /s/ Marie C. McKay

                                           Marie C. McKay
                                           Certified Public Accountant

May 15, 1997
Manchester, New Hampshire